Supplement
to the Statement of Additional Information
for the
Lincoln Variable Insurance Products Trust
Dated April 30, 2010

LVIP Marsico International Growth Fund

On September 13, 2010, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) voted to replace Marsico Capital Management, LLC as sub-adviser for the LVIP Marsico International Growth Fund (the “Fund”) with Massachusetts Financial Services Company (“MFS”).  The Board of Trustees also voted to change the name of the Fund to the LVIP MFS International Growth Fund.  The change in sub-adviser and the name change will be effective October 1, 2010.

Effective October 1, 2010, the following changes are to be made to the Statement of Additional Information for the Trust:

On Page 1, the reference to LVIP Marsico International Growth Fund are to be replaced with LVIP MFS International Growth Fund (formerly LVIP Marsico International Growth Fund).  Thereafter, references to Marsico are to be replaced with MFS, unless otherwise indicated.  The information regarding Marsico on Pages 39, 47, 92, 93, 122 and 123 is to be deleted in its entirety.

In the first sentence of the fourth paragraph of the “Foreign Investments” sub-section on Page 12, Greece, Hong Kong and Israel are to be added to the list of countries.

On Page 25, the following is to be added after the third paragraph in the “Portfolio Turnover” section:

The LVIP MFS International Growth Fund may experience an increased level of portfolio turnover during 2010 compared to portfolio turnover in 2009 due to a change in sub-adviser effective
October 1, 2010.

The following paragraph is to be added to Page 35:

With respect to the LVIP MFS International Growth Fund, the adviser has contractually agreed to waive the following portion of its advisory fee: 0.05% of the average daily net assets of the Fund.  The waiver is to be effective beginning October 1, 2010.  The waiver agreement will continue at least through April 30, 2012 and will renew automatically for one-year terms unless the adviser provides written notice of termination to the Fund.

On Page 36, the information regarding the LVIP Marsico International Growth Fund is to be deleted and replaced with the following:
Fund	Sub-Adviser	Annual Fee Rate Based on Average Daily Net Asset Value
LVIP MFS International Growth Fund	Massachusetts Financial Services Company (MFS) 500 Boylston Street Boston, Massachusetts 02116	0.45% of first $400 million 0.40% of next $600 million 0.35% over $1 billion

On Page 41 in the second paragraph of the Service Marks section, the  information regarding Marsico and MFS is to be deleted and replaced with “MFS will be used with the LVIP MFS International Growth Fund and the LVIP MFS Value Fund.”

On Page 42 in the “Other Accounts Managed” section, the information in the chart regarding Marsico is to be deleted.  The following information, with a corresponding footnote, is to be added to the existing information in the chart for MFS:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Adviser/Sub-Adviser and Portfolio Manager	Number of Accounts	Total Assets* in the Accounts	Number of Accounts	Total Assets* in the Accounts	Number of Accounts	Total Assets* in the Accounts
David Antonelli**	7	$5,351	7	$656	12	$1,734
**Information is being provided as of July 31, 2010 because Mr. Antonelli was not a portfolio manager of the fund as of December 31, 2009.

On Page 43 in the “Other Accounts Managed with Performance-Based Advisory Fees” section, the information in the chart regarding Marsico is to be deleted.  On Page 44, David Antonelli is to be added to the existing list of portfolio managers for MFS.

On Pages 122 through 124, the information regarding Marsico and MFS is to be deleted and replaced with the following:

Massachusetts Financial Services Company (LVIP MFS International Growth Fund, LVIP MFS Value Fund)

Portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary – Base salary represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

Performance Bonus – Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

Mr. Antonelli is Vice Chairman of MFS in addition to being a portfolio manager. His compensation reflects this broader role within MFS.  The Chief Executive Officer of MFS determines and recommends the amount of his compensation to the Sun Life Management Resources Committee of the Board of Directors of Sun Life Financial, Inc. (the ultimate parent company of MFS).  His performance bonus is based on a combination of quantitative and qualitative factors. The quantitative portion is based on overall group investment performance and business performance metrics.  The qualitative portion is based on the results of an annual internal review process conducted by the Chief Executive Officer which takes into account his broad leadership responsibilities.  In addition, he participates in a mandatory deferred compensation program whereby a portion of his performance bonus is deferred and awarded in the form of restricted stock units.

With respect to Messrs. Chitkara and Gorham, the performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.  The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager over a one-, three-, and five-year periods relative to peer group universes and/or indices (”benchmarks“).  As of December 31, 2008, the following benchmarks were used:

Portfolio Manager	Benchmark(s)
Nevin P. Chitkara
Lipper Large-Cap Value Funds
Lipper Global Funds
Lipper Mixed-Asset Target Allocation Moderate Funds
Lipper Equity-Income Funds
MSCI World Index
MSCI World Index
Value Lipper Global Large-Cap Value Funds
Russell 1000 Value Index
Standard & Poor’s 500 Stock Index
Barclays Capital U.S. Aggregate Bond Index
JP Morgan Global Government Bond Index
MSCI KOKUSAI Index
Standard & Poor’s 500/Citigroup Value Index

Steven R. Gorham
Lipper Large-Cap Value Funds
Lipper Global Funds
Lipper Equity-Income Funds
Russell 1000 Value Index
Standard & Poor’s 500 Stock Index
Barclays Capital U.S. Aggregate Bond Index
MSCI World Index
JP Morgan Global Government Bond Index
MSCI KOKUSAI Index
Standard & Poor’s 500/Citigroup Value Index

Additional or different benchmarks, including versions of indices and custom indices may also be used.  Primary weight is given to portfolio performance over a three-year period with lesser consideration given to portfolio performance over one-year period and five-year periods (adjusted as appropriate if the portfolio manager has served for less than five years).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan.  Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

This Supplement is dated October 1, 2010.

Please keep this Supplement with your records.